UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) July 25, 2013

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Originators of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	000-21424-04	13-3854638	Delaware	333-113579-02	20-0942395	Delaware	333-113579-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street 31st Floor, Room 507B New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On July 25, 2013, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time, with its Series 2013-1 Supplement, dated as of July 25, 2013 (the “Series 2013-1 Supplement”). The Series 2013-1 Supplement is attached hereto as Exhibit 4.1.

On July 25, 2013, American Express Credit Account Master Trust issued its $1,000,000,000 Class A Floating Rate Asset Backed Certificates, Series 2013-1 and $53,572,000 Class B Floating Rate Asset Backed Certificates, Series 2013-1.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Series 2013-1 Supplement, dated as of July 25, 2013, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Kevin L. Thompson
Name:	Kevin L. Thompson
Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Series 2013-1 Supplement, dated as of July 25, 2013, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).